                                                                   Exhibit 10.23

                      AMENDMENT NO. 16 TO CREDIT AGREEMENT


                  THIS AMENDMENT NO. 16 TO CREDIT AGREEMENT (the "Amendment") dated as of January 2, 1998 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A., Creditanstalt AG (formerly known as Creditanstalt Bankverein), First Union National Bank (as successor by merger to First Union National Bank of North Carolina), Mellon Bank, N.A., Toronto Dominion (New York), Inc., Bankers Trust Company, Credit Lyonnais New York Branch, AmSouth Bank, Bank of Tokyo-Mitsubishi Trust Company, The Fuji Bank, Limited New York Branch, SunTrust Bank, Central Florida, N.A., Bank One Kentucky, NA, Fleet National Bank, Comerica Bank, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, New York Branch, The Long-Term Credit Bank of Japan, Ltd. New York Branch and Riggs Bank N.A. (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $325,000,000 revolving credit facility to the Borrower;

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Credit Agreement as hereinafter provided, including without limitation to increase the revolving credit facility to $460,000,000, and to add Bankers Trust Company, Credit Lyonnais New York Branch, AmSouth Bank, Bank of Tokyo-Mitsubishi Trust Company, The Fuji Bank, Limited New York Branch, SunTrust Bank, Central Florida, N.A., Bank One Kentucky, NA, Fleet National Bank, Comerica Bank, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, New York Branch, The Long-Term Credit Bank of Japan, Ltd. New York Branch and Riggs Bank N.A., as Banks; and

                  WHEREAS, effective as of the date hereof, NationsBank of Tennessee, N.A. shall no longer be a Bank.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                  1.       Definitions.

                  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

                  2.       Amendment of Credit Agreement.

                           A. Articles I through XI. The parties hereto do
hereby amend and restate the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto.

                           B. Schedules. Schedule 1.01(P) [Permitted Liens],
Schedule 1.01(R)(2) [Commitments of Banks], 2.09(a) [Existing Letters of Credit; Loans, Interest and Other Obligations under Prior Credit Agreement], Schedules 6.01(a) and 6.01(c) [Qualifications to do Business, Subsidiaries and Excluded Entities], Schedule 6.01(u) [Material Contracts], and Schedule 6.01(aa) [Matters Regarding Certain Leased Facilities and Indebtedness of Certain Subsidiaries]( known, prior to the date hereof, as Schedule 6.01 (aa) [Convalescent Facilities Indebtedness, Lien Releases; Intercreditor Agreements; Non-Disturbance Agreements; consents to Leasehold Mortgages and Second Liens]) to the Credit Agreement are hereby amended and restated to read as set forth on the schedule attached hereto bearing the same name and numerical reference as the original schedule. Schedules 6.01(bb) [Regency Facilities Indebtedness; etc. . .] and 6.01(cc) [Allegis Facilities Indebtedness; etc. . .] are hereby deleted from the Credit Agreement in their entirety.

                           C. Exhibits. Exhibit 2.05 [Revolving Credit Loan
Request], Exhibit 8.01(m)(i) [Acquisition Approval Certificate],
Exhibit 8.01(m)(ii) [Acquisition Notice Certificate] and Exhibit 8.03(d) [Compliance Certificate] to the Credit Agreement are hereby amended and restated to read as set forth on the exhibits attached hereto bearing the same name and numerical reference as the original exhibit. In addition, new Exhibit 1.01(C) [Conditions for Incurrence of Certain Liens and Certain Indebtedness] is hereby added as an additional exhibit to the Credit Agreement in the form of the exhibit attached hereto having the same name and numeral reference.

                  3. Conditions of Effectiveness of this Agreement. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                           (a) Representations and Warranties; No Defaults. The
representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist; and an Authorized Officer shall have delivered to the Agent a duly executed certificate certifying as to the items in this Section 3(a).

                           (b) Organization, Authorization and Incumbency. There
shall be delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                             (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

                             (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this
                                      Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                             (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the Loan Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that such Loan Party is in good standing as of the date hereof and that the organizational documents previously delivered by the Loan Parties to the Agent remain in effect and have not been amended.

                           (c)  Opinions of Counsel. There shall be delivered to
the Agent for the benefit of each Bank a written opinion dated the date hereof of Testa, Hurwitz & Thibeault, LLP, counsel for the Loan Parties, in form and substance satisfactory to the Agent.

                           (d)  Fees and Expenses. The Borrower shall pay or
cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid on or before December 30, 1997 (i) the fees set forth in that certain agreement between the Borrower and the Agent regarding fees of the Agent in connection with this Amendment, (ii) the fees (the "Amendment Fee") payable to each Bank with respect to this Amendment and the increase in the Revolving Credit Commitments from $325 million to $460 million, as set forth on
Exhibit 2 hereto, and (iii) all other fees accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, fees of the Agent's counsel in connection with this Amendment.

                           (e) Acknowledgment. Each of the Loan Parties, other
than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 3 hereto.

                           (f) Legal Details; Counterparts. All legal details
and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                           (g) Notes. The Borrower shall have delivered to the
Agent on behalf of each Bank a Note in the amount of each Bank's Commitment.


                  4. Outstanding Items. The Borrower covenants and agrees to undertake in good faith to complete as promptly as possible, all outstanding items required to be completed in connection with Amendments 1 through 15 of the Credit Agreement, the satisfaction of which it is expressly agreed has not been waived by the Banks.

                  5. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

                  6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                  7. Effective Date. This Amendment shall require the consent of the Agent and all of the Banks and shall be effective as of and shall be dated as of the date and year first above written, subject to satisfaction on such date of all conditions set forth in Section 3 of this Amendment.




                              [INTENTIONALLY BLANK]

                  [SIGNATURE PAGE 1 OF 20 TO AMENDMENT NO. 16]



                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                             MARINER HEALTH GROUP, INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 2 OF 20 TO AMENDMENT NO. 16]





                                             PNC BANK, NATIONAL ASSOCIATION,
                                             individually and as Agent


                                               By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 3 OF 20 TO AMENDMENT NO. 16]





                                             CORESTATES BANK, N.A.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 4 OF 20 TO AMENDMENT NO. 16]





                                             CREDITANSTALT AG


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 5 OF 20 TO AMENDMENT NO. 16]





                                             FIRST UNION NATIONAL BANK


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 6 OF 20 TO AMENDMENT NO. 16]





                                             MELLON BANK, N.A.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 7 OF 20 TO AMENDMENT NO. 16]





                                             TORONTO DOMINION (NEW YORK), INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 8 OF 20 TO AMENDMENT NO. 16]





                                             BANKERS TRUST COMPANY


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 9 OF 20 TO AMENDMENT NO. 16]





                                             CREDIT LYONNAIS NEW YORK BRANCH


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 10 OF 20 TO AMENDMENT NO. 16]





                                              AMSOUTH BANK


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 11 OF 20 TO AMENDMENT NO. 16]





                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 12 OF 20 TO AMENDMENT NO. 16]





                                              THE FUJI BANK, LIMITED
                                              NEW YORK BRANCH


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 13 OF 20 TO AMENDMENT NO. 16]





                                            SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 14 OF 20 TO AMENDMENT NO. 16]





                                              BANK ONE, KENTUCKY, NA


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 15 OF 20 TO AMENDMENT NO. 16]





                                              FLEET NATIONAL BANK


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 16 OF 20 TO AMENDMENT NO. 16]





                                              COMERICA BANK


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 17 OF 20 TO AMENDMENT NO. 16]





                                              THE FIRST NATIONAL BANK OF CHICAGO


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 18 OF 20 TO AMENDMENT NO. 16]





                                              THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED, NEW YORK BRANCH


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 19 OF 20 TO AMENDMENT NO. 16]





                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LTD. NEW YORK BRANCH


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                  [SIGNATURE PAGE 20 OF 20 TO AMENDMENT NO. 16]





                                              RIGGS BANK N.A.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

STATE OF GEORGIA

COUNTY OF FULTON


     On the _____ day of ___________, 1997 personally appeared ________________, as the __________ President of SunTrust Bank, Central Florida, N.A., and before me executed the attached Amendment No. 16 dated as of _____________, 1998 to the Credit Agreement between Mariner Health Group, Inc., with SunTrust Bank, Central Florida, N.A., as Lender.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                           _____________________________________________________
                           Signature of Notary Public, State of_________________


                           _____________________________________________________
                           (Print, Type or Stamp Commissioned Name of Notary Public) Personally known __________; OR Produced Identification_______________________________________
                           Type of identification produced:_____________________
                           _____________________________________________________

                               SCHEDULE 1.01(R)(2)

                              COMMITMENTS OF BANKS


                                                                PARTICIPATION                  AMOUNT OF COMMITMENT
               BANK                                               PERCENTAGE                FOR REVOLVING CREDIT LOANS
               ----                                             -------------               --------------------------
PNC Bank, National Association                                  9.782608697%                           $45,000,000
Bankers Trust Company                                           7.065217391%                            32,500,000
Corestates Bank, N.A.                                           7.065217391%                            32,500,000
Credit Lyonnais New York Branch                                 7.065217391%                            32,500,000
Mellon Bank, N.A.                                               7.065217391%                            32,500,000
Toronto Dominion (New York), Inc.                               7.065217391%                            32,500,000
AmSouth Bank                                                    4.891304348%                            22,500,000
Bank of Tokyo-Mitsubishi Trust Company                          4.891304348%                            22,500,000
Comerica Bank                                                   4.891304348%                            22,500,000
The First National Bank of Chicago                              4.891304348%                            22,500,000
First Union National Bank                                       4.891304348%                            22,500,000
Fleet National Bank                                             4.891304348%                            22,500,000
The Industrial Bank of Japan, Limited, New York Branch          4.891304348%                            22,500,000
Creditanstalt AG                                                4.347826087%                            20,000,000
Bank One, Kentucky, N.A.                                        3.260869565%                            15,000,000
The Fuji Bank, Limited New York Branch                          3.260869565%                            15,000,000
The Long-Term Credit Bank of Japan, Ltd. New York Branch        3.260869565%                            15,000,000
Riggs Bank, N.A.                                                3.260869565%                            15,000,000
SunTrust Bank, Central Florida, N.A.                            3.260869565%                            15,000,000

Total                                                         100.000000000%                          $460,000,000
                                                              --------------                          ------------



                                     EXHIBIT 2
                                     ---------

               Bank                                                         Fee
               ----                                                         ---
PNC Bank, National Association                                           $33,750
Bankers Trust Company                                                     81,250
Corestates Bank, N.A.                                                      8,125
Credit Lyonnais New York Branch                                           81,250
Mellon Bank, N.A.                                                          8,125
Toronto Dominion (New York), Inc.                                          8,125
AmSouth Bank                                                              56,250
Bank of Tokyo-Mitsubishi Trust Company                                    56,250
Comerica Bank                                                             56,250
The First National Bank of Chicago                                        56,250
First Union National Bank                                                  5,625
Fleet National Bank                                                       56,250
The Industrial Bank of Japan, Limited, New York Branch
                                                                          56,250
Creditanstalt AG                                                           5,000
Bank One, Kentucky, N.A.                                                  22,500
The Fuji Bank, Limited New York Branch                                    22,500
The Long-Term Credit Bank of Japan, Ltd. New York Branch
                                                                          22,500
Riggs Bank, N.A.                                                          22,500
SunTrust Bank, Central Florida, N.A.                                      22,500

                                    EXHIBIT 3
                                    ---------

                            CONFIRMATION OF GUARANTY